POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Guyot, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, Barry G. Ward and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2014.

JOHN F. GUYOT
John F. Guyot

SUBSCRIBED AND SWORN to before me this 26th day of March, 2014.

RACHEL MEYER
Notary Public

My Commission Expires:

06/05/2017

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Michael P. Kiley, being a Director and Chief Executive Officer of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Barry G. Ward, John F. Guyot, and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 2014.

MICHAEL P. KILEY
Michael P. Kiley

SUBSCRIBED AND SWORN to before me this 28th day of March, 2014.

SHARON KANG
Notary Public

My Commission Expires:

November 25, 2017

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Anthony D. Minella, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, Barry G. Ward, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2014.

ANTHONY D. MINELLA
Anthony D. Minella

SUBSCRIBED AND SWORN to before me this 2nd day of April, 2014.

SHARON KANG
Notary Public

My Commission Expires:

November 25, 2017

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Roger S. Offermann, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, Barry G. Ward, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2014.

ROGER S. OFFERMANN
Roger S. Offermann

SUBSCRIBED AND SWORN to before me this 27th day of March, 2014.

RACHEL MEYER
Notary Public

My Commission Expires:

06/05/2017

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Barry G. Ward, being a Director and Chief Financial Officer of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2014.

BARRY G. WARD
Barry G. Ward

SUBSCRIBED AND SWORN to before me this 31st day of March, 2014.

RACHEL MEYER
Notary Public

My Commission Expires:

06/05/2017

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Douglas G. Wolff, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Michael P. Kiley, Barry G. Ward, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statements for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2014.

DOUGLAS G. WOLFF
Douglas G. Wolff

SUBSCRIBED AND SWORN to before me this 27th day of March, 2014.

RACHEL MEYER
Notary Public

My Commission Expires:

06/05/2017